SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)            September 22, 2005

                                         LSB INDUSTRIES, INC.
                                (Exact name of registrant as specified in its charter)

              Delaware                         1-7677                           73-1015226
        (State or other                   (Commission File                (IRS Employer
         jurisdiction of                      Number)                    Identification No.)
         incorporation)

            16 South Pennsylvania Avenue, Oklahoma City, Oklahoma                         73107
         (Address of principal executive offices)                                     (Zip Code)

        Registrant's telephone number, including area code               (405) 235-4546

                                                    Not applicable
                        (Former name or former address, if changed since last report)

Item 8.01     Other Events

 On September 22, 2005, the Company's Chemical business suspended production at it's Alabama facility due to the disruption in delivery of natural gas, because of damages to a natural gas pipeline resulting from Hurricane Katrina. It is unknown as to when the natural gas pipeline will return to service. The Company's Chemical business has also suspended production at it's Baytown, Texas facility, as precautionary action in preparation for Hurricane Rita. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, our Chemical business has agreed with one of its customers to allow the customer to suspend its October, 2005 obligations to purchase from our Chemical business 8,000 tons of UAN products due to the Hurricane Katrina and the substantial increases in natural gas cost.
Item 9.01     Financial Statements and Exhibits

              (c)    Exhibits

                     Exhibit Number            Description

                     99.1                      Press release dated September 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2005                  LSB INDUSTRIES, INC.

                                                  By: /s/ Jim D. Jones
                                                  Jim D. Jones,
                                                  Senior Vice President, Treasurer and
                                                  Corporate Controller,
                                                  (Principal Accounting Officer)